Exhibit 10.1

EXECUTION VERSION

SECOND AMENDMENT
TO LOAN AGREEMENT

SECOND AMENDMENT TO LOAN AGREEMENT, dated as of September 16, 2015 (this “Agreement”), among SCHOOL SPECIALTY, INC., a Delaware corporation (“Company”), CLASSROOMDIRECT.COM, LLC, a Delaware limited liability company (“Classroom”), SPORTIME, LLC, a Delaware limited liability company (“Sportime”), DELTA EDUCATION, LLC, a Delaware limited liability company (“Delta”), PREMIER AGENDAS, LLC, a Delaware limited liability company (as successor in interest to Premier Agendas, Inc., a Washington corporation, “Premier”), CHILDCRAFT EDUCATION, LLC, a Delaware limited liability company (as successor in interest to Childcraft Education Corp., a New York corporation, “Childcraft”), BIRD-IN-HAND WOODWORKS, LLC, a Delaware limited liability company (as successor in interest to Bird-In-Hand Woodworks, Inc., a New Jersey Corporation, “Bird”), CALIFONE INTERNATIONAL, LLC, a Delaware limited liability company (as successor in interest to Califone International, Inc., a Delaware corporation, “Califone”), SSI GUARDIAN, LLC, a Delaware limited liability company (“SSI”, and together with Classroom, Sportime, Delta, Premier, Childcraft, Bird and Califone collectively, “Subsidiary Borrowers” and each, individually, a “Subsidiary Borrower”), BANK OF AMERICA, N.A. and BANK OF MONTREAL, as lenders (collectively, “Lenders” and each, individually, a “Lender”), BANK OF MONTREAL, as Syndication Agent, and BANK OF AMERICA, N.A., as agent for Lenders (in such capacity, “Agent”).

W I T N E S S E T H:

WHEREAS, Company, Subsidiary Borrowers, Lenders and Agent have entered into that certain Loan Agreement dated as of June 11, 2013 (as amended, supplemented, or otherwise modified from time to time, the “Loan Agreement”; capitalized terms used herein but not otherwise defined herein shall have the meanings given to such terms in the Loan Agreement);

WHEREAS, pursuant to Section 2.1.4 of the Loan Agreement, the Company delivered written notice dated July 31, 2015, to the Agent which voluntarily reduced the aggregate Commitments to $125,000,000;

WHEREAS, Company has informed Agent that it desires to make certain amendments to the Loan Agreement;

WHEREAS, Agent and Lenders are willing to make certain amendments to the Loan Agreement, in each case subject to the terms and conditions set forth herein;

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NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, Company, Subsidiary Borrowers, Lenders and Agent hereby agree as follows:

ARTICLE I

AMENDMENTS

Section 1.1

Amendment to Section 1.1 of the Loan Agreement.  Section 1.1 of the Loan Agreement is hereby amended as of the Effective Time (as defined in Article II below) as follows:

(a)

The definition of “Applicable Margin” is hereby amended by deleting the chart therein and replacing it with the following:

Level	Fixed Charge Coverage Ratio	Base Rate Loans	LIBOR Loans
I	≥ 1.75 to 1.00	0.50%	1.50%
II	≥ 1.25 to 1.00 < 1.75 to 1.00	0.75%	1.75%
III	< 1.25 to 1:00	1.00%	2.00%

(b)

The definition of “Borrowing Base” is hereby amended by deleting the phrase “months of March, April, May, June, July and August” and replacing it with “fiscal months of February, March, April, May, June and July”.

(c)

The definition of “Cash Dominion Trigger Period” is hereby amended and restated in its entirety as follows:

Cash Dominion Trigger Period: the period (a) commencing on any date in which a Specified Default or an Event of Default occurs or Specified Availability for three (3) consecutive Business Days is less than the greater of (i) $12,500,000 and (ii) 10% of the Commitments at such time and (b) continuing until the first date thereafter on which no Specified Default or Event of Default has existed for 30 consecutive days and Specified Availability has been at least the greater of (i) $12,500,000 and (ii) 10% of the Commitments at all times for 30 consecutive days.

(d)

The definition of “Change of Control” is hereby amended by deleting the number “35%” and replacing it with the number “50%”.

(e)

The definition of “Covenant Trigger Period” is hereby amended and restated in its entirety as follows:

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Covenant Trigger Period: the period (a) commencing on any date in which Specified Availability is less than the greater of (i) $12,500,000 and (ii) 10% of the Commitments at such time and (b) continuing until the first date thereafter on which Specified Availability has been at least the greater of (i) $12,500,000 and (ii) 10% of the Commitments at all times for 30 consecutive days.

(f)

Clause (iv) of the Definition of “EBITDA” is amended and restated in its entirety as follows:

(A) non-recurring, unusual or extraordinary charges for such period, (B) business optimization expenses and other restructuring charges or reserves (which, for the avoidance of doubt, shall include the effect of inventory optimization programs, facility closure, facility consolidations, duplicative facility costs, retention, severance, systems establishment costs, contract termination costs, future lease commitments and excess pension charges), and (C) cash expenses relating to earn outs and similar obligations; provided that the aggregate amount to be added back pursuant to this clause (iv) shall not exceed (1) for any measurement period ending up to the fiscal month ending in April 2016 (inclusive), 25% of EBITDA for such period, (2) for any measurement period ending in the fiscal months ending in May through July 2016 (inclusive), 20% of EBITDA for such period, (3) for any measurement period ending in the fiscal months ending in August through October 2016 (inclusive), 15% of EBITDA for such period, and (4) for each measurement period thereafter, 10% of EBITDA;

(g)

The definition of “Fiscal Year” is hereby amended by deleting the word “April” and replacing it with “December”.

(h)

The definition of “Fixed Charges” is hereby amended by (i) deleting the word “and” immediately after the phrase “in connection with asset sales” and replacing it with a comma, and (ii) adding the phrase “and (z) voluntary principal payments in respect of the Term Loan Facility and other Borrowed Money (to the extent, in the case of revolving Indebtedness, accompanied by a permanent reduction in commitments) other than Obligations” immediately after the phrase “(y) payments of the Obligations”.

(i)

The definition of “Payment Conditions” is hereby amended by adding the word “Specified” immediately before the word “Availability” in each of clauses (b), (c) and (e).

(j)

The definition of “Revolver Termination Date” is hereby amended and restated in its entirety as follows:

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Revolver Termination Date: September 16, 2020, (the “Scheduled Maturity Date”; provided that the Revolver Termination Date shall automatically become March 12, 2019 unless the Term Loan Facility has been repaid, prepaid, refinanced, redeemed, exchanged, amended or otherwise defeased or discharged prior to such date (in the case of any refinancing or amendment, to a date that is at least 90 days after the Scheduled Maturity Date).

(k)

Adding the definition “Specified Availability” as follows:

Specified Availability: as of any date of determination and without duplication, the sum of (a) Availability and (b) during the months of July, August and September, Suppressed Availability; provided that for the purpose of calculating Specified Availability during the fiscal months of July, August and September, not more than 50% of any threshold or test based on Specified Availability may be satisfied with Suppressed Availability; provided further that for purposes of testing whether Payment Conditions are met during the fiscal months of July, August and September, Suppressed Availability used to satisfy such threshold or test shall be limited to $6,250,000.

(l)

Adding the definition “Suppressed Availability” as follows:

Suppressed Availability: an amount equal to the greater of (i) the difference between clause (ii) of the definition of Borrowing Base, minus the aggregate Commitments and (ii) zero.

(m)

The definition of “Syndication Agent” is hereby amended and restated in its entirety as follows:

Syndication Agent: Bank of Montreal.

(n)

The definition of “Unused Line Fee Rate” is hereby amended by (i) deleting “0.50%” and replacing it with “0.375%” and (ii) deleting “0.375%” and replacing it with “0.25%”.

Section 1.2

Amendment to Section 10.1.14(b) of the Loan Agreement. Section 10.1.14(b) of the Loan Agreement is hereby amended by (i) adding the phrase “or the creation of any Subsidiary” immediately after the phrase “In connection with any Permitted Acquisition” and (ii) adding “or any created Subsidiary” immediately after each occurrence of the phrase “acquired Subsidiary”.

Section 1.3

Amendment to Section 10.1.2(f) of the Loan Agreement. Section 10.1.2(f) of the Loan Agreement is hereby amended by deleting the phrase “prior to” and replacing it with the word “after”.

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Section 1.4

Amendment to Section 10.2.13 of the Loan Agreement. Section 10.2.13 of the Loan Agreement is hereby amended by (i) deleting the phrase “December 31” and replacing with the phrase “the last Saturday in December” and (ii) adding the following at the end thereof:

Effective from the time of any such change in fiscal year, each reference to a “month” or “calendar month” in this Loan Agreement (excluding references with regard to any Interest Period, effectiveness of any change of interest rate, calculation or payment of fees and time periods with respect to Letters of Credit) shall, unless the context shall otherwise require, be deemed a reference to “fiscal month”.

Section 1.5

Amendment to Schedule 1.1(a) of the Loan Agreement. Schedule 1.1(a) of the Loan Agreement is hereby amended and restated in its entirety as follows:

Lender	Commitment
Bank of America, N.A.	$75,000,000.00
Bank of Montreal	$50,000,000.00

ARTICLE II

CONDITIONS PRECEDENT TO EFFECTIVENESS

This Agreement shall become effective (the “Effective Time”) when each of the following conditions precedent have been satisfied:

Section 2.1

Agreement. Company, Subsidiary Borrowers, Lenders and Agent shall have each delivered a duly executed counterpart of this Agreement to Agent.

Section 2.2

Absence of Default. No Default or Event of Default shall exist immediately prior to the occurrence of the Effective Time.

Section 2.3

Representations and Warranties. The representations and warranties of each Obligor in the Loan Documents shall be true and correct on the Effective Time as if made on the Effective Time (unless such representations and warranties relate to an earlier date, in which case such representations and warranties shall have been true and correct as of such earlier date).

Section 2.4

Closing Certificate. Agent shall have received a certificate, dated the Effective Time and executed by a duly authorized officer of Company certifying as to the matters set forth in Sections 2.2 and 2.3.

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Section 2.5

Borrowing Base Certificate.  Agent shall have received an update of the Borrowing Base Certificate dated as of September 16, 2015.

Section 2.6

Fees and Expenses.  Company shall have paid to Agent (i) all of Agent‘s reasonable and documented out-of-pocket fees and expenses incurred and invoiced on or prior to the Effective Time, including the reasonable and documented out-of-pocket fees and expenses in connection herewith and including fees, charges and disbursements of counsel (paid directly to such counsel if requested by Agent) and (ii) all fees set forth in that certain Fee Letter between Borrowers and Agent, dated of the date hereof.

Section 2.7

Loan Documents.  Agent shall have received (i) fully executed Security Documents (including supplements thereto) and Borrowers shall have taken such other actions as shall be reasonably requested by Agent to create or perfect Liens intended to be created or perfected by the Loan Documents and (ii) a joinder to the Loan Agreement, in form and substance reasonably satisfactory to Agent, and other such other documents, instruments and certificates as required to be delivered pursuant to the Loan Agreement (including, without limitation, Section 10.1.14(b) of the Loan Agreement) in connection with the joinder of SSI thereto, including delivery of such legal opinions as are reasonably satisfactory to Agent and all documentation and instruments as may be required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations including the Patriot Act.

ARTICLE III

REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 3.1

Representations and Warranties.  To induce Agent and Lenders to enter into this Agreement, each Obligor represents and warrants that:

(a)

Power and Authority.  Each Obligor is duly authorized to execute, deliver and perform its obligations under this Agreement and the Loan Agreement as amended hereby.  The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate or limited liability company action of each Obligor and do not (a) require any consent or approval of any holders of Equity Interests of any Obligor, other than those already obtained; (b) contravene the Organic Documents of any Obligor; (c) violate or cause a default under any Applicable Law or Material Contract; or (d) result in or require the imposition of any Lien (other than Permitted Liens) on any Property of any Obligor.

(b)

Enforceability.  This Agreement and the Loan Agreement as amended hereby is a legal, valid and binding obligation of each Obligor, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium or similar laws affecting the enforcement of creditors‘ rights generally and by general equitable principles relating to enforceability (whether enforcement is sought by proceedings in equity or at law).

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(c)

Governmental Approvals.  No Governmental Approval, and no notice to or filing with, any Governmental Authority or any other third party is required for the due execution, delivery, recordation, filing or performance by any Obligor of this Agreement.

(d)

No Defaults.  No event or circumstance has occurred or exists that constitutes a Default or Event of Default other than the Conversion Event of Default.

ARTICLE IV

MISCELLANEOUS

Section 4.1

Effect of Agreement.  Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of Agent or any Lender under the Loan Documents, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect except that, on and after the Effective Time, each reference to the Loan Agreement in the Loan Documents shall mean and be a reference to the Loan Agreement as amended by this Agreement.  Each Obligor hereby confirms that is has reviewed this Agreement and hereby expressly consents to this Agreement and the transactions contemplated hereby and ratifies and affirms all of its obligations under the Loan Documents, including the Guaranty in Section 2 of the Guarantee and Collateral Agreement.  Nothing herein shall be deemed to entitle Company or any Subsidiary Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Loan Documents in similar or different circumstances.  This Agreement is a Loan Document executed pursuant to the Loan Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

Section 4.2

Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of Obligors, Agent, Lenders, and their respective successors and assigns, except that Obligors shall not have the right to assign their rights or delegate their obligations under this Agreement or any Loan Document.

Section 4.3

Headings.  The headings and captions hereunder are for convenience only and shall not affect the interpretation or construction of this Agreement.

Section 4.4

Severability.  Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be valid under Applicable Law.  If any provision is found to be invalid under Applicable Law, it shall be ineffective only to the extent of such invalidity and the remaining provisions of this Agreement shall remain in full force and effect.

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Section 4.5

Counterparts.  This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Agreement shall become effective when the Agent has received counterparts bearing the signatures of all parties hereto.  Delivery of a signature page to this Agreement by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 4.6

Reaffirmation.  By signing this Agreement, each Borrower and Guarantor hereby confirms that (i) the obligations of such Borrower and such Guarantor under the Loan Agreement as amended by this Agreement and the other Loan Documents as amended hereby constitute “Secured Guarantees” under the Guarantee and Collateral Agreement and are entitled to the benefit of the guarantees and security interests set forth in the Security Documents, (ii) the Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, and (iii) all Liens granted, conveyed or assigned to Agent by such Person pursuant to each Loan Document to which it is a party remain in full force and effect, are not released or reduced, and continue to secure full payment and performance of the Secured Guarantees as amended hereby.

Section 4.7

GOVERNING LAW; CONSENT TO FORUM; WAIVER.

(a)

GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES EXCEPT FEDERAL LAWS RELATING TO NATIONAL BANKS.

(b)

CONSENT TO FORUM.  EACH BORROWER HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT SITTING IN OR WITH JURISDICTION OVER NEW YORK, IN ANY DISPUTE, ACTION, LITIGATION OR OTHER PROCEEDING RELATING IN ANY WAY TO THIS AGREEMENT, AND AGREES THAT ANY DISPUTE, ACTION, LITIGATION OR OTHER PROCEEDING SHALL BE BROUGHT BY IT SOLELY IN ANY SUCH COURT. EACH BORROWER IRREVOCABLY AND UNCONDITIONALLY WAIVES ALL CLAIMS, OBJECTIONS AND DEFENSES THAT IT MAY HAVE REGARDING ANY SUCH COURT’S PERSONAL OR SUBJECT MATTER JURISDICTION, VENUE OR INCONVENIENT FORUM. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 14.3.1 OF THE LOAN AGREEMENT. A final judgment in any proceeding of any such court shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or any other manner provided by Applicable Law.

(c)

Waiver by Obligors.  TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH BORROWER WAIVES (A) THE

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RIGHT TO TRIAL BY JURY (WHICH AGENT AND EACH LENDER HEREBY ALSO WAIVES) IN ANY PROCEEDING OR DISPUTE OF ANY KIND RELATING IN ANY WAY TO ANY LOAN DOCUMENTS, OBLIGATIONS OR COLLATERAL.  Each Borrower has reviewed the foregoing waivers with its legal counsel and has knowingly and voluntarily waived its jury trial and other rights following consultation with legal counsel. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

Section 4.8

Costs and Expenses.  Company agrees to reimburse Agent for its reasonable, documented out-of-pocket expenses incurred in connection with this Agreement, including the reasonable fees, charges and disbursements of counsel for Agent.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

SCHOOL SPECIALTY, INC., as a Borrower and a Guarantor

By: /s/ Ryan M. Bohr
Name: Ryan M. Bohr
Title: CFO

CLASSROOMDIRECT.COM, LLC, as a Borrower and as a Guarantor,

By: /s/ Ryan M. Bohr
Name: Ryan M. Bohr
Title: Treasurer

SPORTIME, LLC, as a Borrower and as a Guarantor,

By: /s/ Ryan M. Bohr
Name: Ryan M. Bohr
Title: Treasurer

DELTA EDUCATION, LLC, as a Borrower and as a Guarantor,

By: /s/ Ryan M. Bohr
Name: Ryan M. Bohr
Title: Treasurer

PREMIER AGENDAS, LLC, as a Borrower and as a Guarantor,

By: /s/ Ryan M. Bohr
Name: Ryan M. Bohr
Title: Treasurer

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CHILDCRAFT EDUCATION, LLC, as a Borrower and as a Guarantor,

By: /s/ Ryan M. Bohr
Name: Ryan M. Bohr
Title: Treasurer

BIRD-IN-HAND WOODWORKS, LLC, as a Borrower and as a Guarantor,

By: /s/ Ryan M. Bohr
Name: Ryan M. Bohr
Title: Treasurer

CALIFONE INTERNATIONAL, LLC as a Borrower and as a Guarantor,

By: /s/ Ryan M. Bohr
Name: Ryan M. Bohr
Title: Treasurer

SSI GUARDIAN, LLC as a Borrower and as a Guarantor,

By: /s/ Ryan M. Bohr
Name: Ryan M. Bohr
Title: Treasurer

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BANK OF AMERICA, N.A., as Agent and as a Lender

By: /s/ Brad H. Breidenbach
Name: Brad H. Breidenbach
Title: Senior Vice President

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BANK OF MONTREAL, as Syndication Agent and as a Lender

By: /s/ Craig Thistlethwaite
Name: Craig Thistlethwaite
Title: Managing Director

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